Exhibit 10.22

EXECUTION VERSION

ABL PLEDGE AGREEMENT

among

SHAY INTERMEDIATE HOLDING II CORPORATION,

PAE HOLDING CORPORATION,

CERTAIN OTHER SUBSIDIARIES OF PAE HOLDING CORPORATION

and

BANK OF AMERICA, N.A.,

as COLLATERAL AGENT

Dated as of October 20, 2016

ANNEX A	-	FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTERESTS

EXHIBIT A		FORM OF JOINDER AGREEMENT

ABL PLEDGE AGREEMENT

ABL PLEDGE AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of October 20, 2016, among each of the undersigned pledgors (each, a “Pledgor” and, together with any other entity that becomes a pledgor hereunder pursuant to Section 31 hereof, the “Pledgors”) and Bank of America, N.A., as collateral agent (together with any successor collateral agent, the “Pledgee” or the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, Shay Intermediate Holding II Corporation, a Delaware corporation (“Holdings”), PAE Holding Corporation, a Delaware corporation (the “Lead Borrower”), the other borrowers party thereto (each, a “Subsidiary Borrower” and together with the Lead Borrower, the “Borrowers”), the lenders party thereto from time to time (the “Lenders”), Bank of America, N.A., as administrative agent (together with any successor administrative agent, the “Administrative Agent”), Collateral Agent, Issuing Bank and Swingline Lender, Bank of America, N.A., Citizens Bank, National Association, SunTrust Robinson Humphrey, Inc. and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Bookrunners, and Bank of America, N.A., Citizens Bank, National Association, SunTrust Bank and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agents and Co-Syndication Agents, have entered into a Revolving Credit Agreement, dated as of October 20, 2016 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Revolving Loans to, and the issuance of Letters of Credit on behalf of, the Borrowers, as contemplated therein (the Lenders, each Issuing Bank, the Swingline Lender, the Administrative Agent, the Collateral Agent and each other Agent are herein called the “Lender Creditors”);

WHEREAS, the Lead Borrower and/or one or more of its Subsidiaries may at any time and from time to time enter into one or more Secured Bank Product Obligations with Secured Bank Product Providers (such Secured Bank Product Providers, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”);

WHEREAS, pursuant to the Credit Agreement Party Guaranty, each of Holdings and the Borrowers has guaranteed to the Secured Creditors the payment when due of its Relevant Guaranteed Obligations;

WHEREAS, pursuant to the Subsidiaries Guaranty, each of the Subsidiary Guarantors has jointly and severally guaranteed to the Secured Creditors the payment when due of all of its Relevant Guaranteed Obligations;

WHEREAS, it is a condition precedent to the making of Revolving Loans to, and the issuance of Letters of Credit on behalf of, the Borrowers under the Credit Agreement and to the Other Creditors entering into Secured Bank Product Obligations that each Pledgor shall have executed and delivered to the Collateral Agent this Agreement; and

WHEREAS, each Pledgor will obtain benefits from the incurrence of Revolving Loans by, and the issuance of Letters of Credit to, the Borrowers under the Credit Agreement and the entering into by the Lead Borrower and/or one or more of its Subsidiaries of Secured Bank Product Obligations and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Revolving Loans to, and issue Letters of Credit to, the Borrowers and the Other Creditors to enter into Secured Bank Product Obligations with the Lead Borrower and/or one or more of its Subsidiaries;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

1. Security for Obligations. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure the prompt and complete payment or performance, as the case may be, when due, of:

(i) all now existing or hereafter arising debts, obligations, covenants, and duties of payment or performance of every kind, matured or unmatured, direct or contingent, owing, arising, due, or payable to any Lender, Agent or Indemnified Person by any Pledgor arising out of the Credit Agreement or any other Credit Document, including, without limitation, all obligations to repay principal or interest (including interest, fees and other amounts accruing during any proceeding under any Debtor Relief Laws, regardless of whether allowed or allowable in such proceeding) on the Revolving Loans, and to pay interest, fees, costs, charges, expenses, professional fees, and all sums chargeable to any Credit Party or for which any Credit Party is liable as indemnitor under the Credit Documents, whether or not evidenced by any note or other instrument (all such obligations, liabilities and indebtedness under this clause (i) together with obligations under clauses (iii), (iv), (v) and (vi), except to the extent consisting of obligations, liabilities or indebtedness with respect to Secured Bank Product Obligations, being herein collectively called the “Credit Document Obligations”);

(ii) all Secured Bank Product Obligations, and the due performance and compliance with all terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the “Other Obligations”);

(iii) any and all sums advanced by the Pledgee in order to preserve the Collateral or preserve its security interest in the Collateral in accordance with the terms and provisions of this Agreement and the other Credit Documents;

(iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Pledgor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable invoiced out-of-pocket expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs, in each case, in accordance with the terms and provisions of this Agreement and Section 13.01 of the Credit Agreement;

(v) all amounts paid by any Indemnified Person as to which such Indemnified Person has the right to reimbursement under the Credit Agreement; and

(vi) all amounts owing to any Agent or any of its Affiliates pursuant to any of the Credit Documents in its capacity as such;

it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement. Notwithstanding anything to the contrary contained above, (x) the Secured Bank Product Obligations shall be secured and guaranteed pursuant to the Credit Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed except in connection with any application of proceeds pursuant to Section 11.11 of the Credit Agreement and (y) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of any Secured Bank Product Obligations.

2. Definitions.

(a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

(b) The following capitalized terms used herein shall have the definitions specified below:

“Administrative Agent” shall have the meaning set forth in the recitals hereto.

“Adverse Claim” shall have the meaning given such term in Section 8-102(a)(1) of the UCC.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Borrowers” shall have the meaning set forth in the recitals hereto.

“Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

“Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” shall have the meaning set forth in Section 3.1 hereof.

“Collateral Accounts” shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

“Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Credit Document Obligations” shall have the meaning set forth in Section 1(i) hereof.

“Domestic Corporation” shall mean any corporation, company or other body corporate incorporated under the laws of the United States, any State thereof or the District of Columbia

“Excluded Collateral” shall have the meaning given such term in the Security Agreement.

“Financial Asset” shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

“Foreign Corporation” shall mean any corporation, company or other body corporate not a Domestic Corporation.

“Holdings” shall have the meaning set forth in the recitals hereto.

“Instrument” shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

“Investment Property” shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

“Lead Borrower” shall have the meaning set forth in the recitals hereto.

“Lender Creditors” shall have the meaning set forth in the recitals hereto.

“Lenders” shall have the meaning set forth in the recitals hereto.

“Limited Liability Company Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by any Pledgor or represented by any Limited Liability Company Interest.

“Limited Liability Company Interests” shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

“Location” of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

“Non-Voting Equity Interests” shall mean all Equity Interests of any Person which are not Voting Equity Interests.

“Notes” shall mean (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

“Obligations” shall have the meaning set forth in Section 1 hereof.

“Other Creditors” shall have the meaning set forth in the recitals hereto.

“Other Obligations” shall have the meaning set forth in Section 1(ii) hereof.

“Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned by any Pledgor or represented by any Partnership Interest.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

“Pledged Notes” shall mean all Notes at any time pledged or required to be pledged hereunder.

“Pledgee” shall have the meaning set forth in the first paragraph hereof.

“Pledgor” shall have the meaning set forth in the first paragraph hereof.

“Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

“Quarterly Update Date” means the later of (i) the date of delivery of the compliance certificate from a Responsible Officer pursuant to Section 9.01(e) of the Credit Agreement, (ii) thirty (30) days after the acquisition of the applicable after-acquired Collateral or occurrence of applicable change and (iii) the date agreed to in the sole discretion of the Pledgee.

“Registered Organization” shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

“Secured Creditors” shall have the meaning set forth in the recitals hereto.

“Secured Debt Agreements” shall mean and includes (x) this Agreement, (y) the other Credit Documents and (z) the agreements governing any Secured Bank Product Obligations entered into with an Other Creditor.

“Securities Account” shall have the meaning given such term in Section 8-501(a) of the UCC.

“Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.

“Securities Intermediary” shall have the meaning given such term in Section 8-102(a)(14) of the UCC.

“Security” and “Securities” shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Equity Interests and all Notes.

“Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

“Subsidiary Borrower” shall have the meaning set forth in the recitals hereto.

“Termination Date” shall have the meaning set forth in Section 20 hereof.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that if the Uniform Commercial Code of any other jurisdiction governs perfection or priority of any security interest granted herein or is otherwise applicable by reason of a mandatory provision thereof, then the UCC shall mean such Uniform Commercial Code; provided, further, that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

“Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

“Voting Equity Interests” shall have the meaning provided in the Security Agreement.

3. Pledge of Securities, Etc.

3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor (but subject to clause (x) of the proviso at the end of this Section 3.1 in the case of the Voting Equity Interests pledged hereunder of (x) Foreign Subsidiaries that are CFCs and (y) FSHCOs), each Pledgor does hereby grant and pledge to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

(a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

(c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

(A) all its capital therein and its interest in all profits, income, surpluses, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(D) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

(E) all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

(A) all its capital therein and its interest in all profits, income, surpluses, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

(D) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

(E) all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(e) all other Equity Interests, Financial Assets, Investment Property and Notes owned by such Pledgor from time to time;

(f) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

(g) all Proceeds of any and all of the foregoing;

provided that (x) with respect to the pledge of any Equity Interests in any Foreign Subsidiary that is a CFC or any FSHCO, the pledge hereunder shall not include more than 65% of the total combined voting power of all classes of Voting Equity Interests of (i) each such Foreign Subsidiary that is a CFC and (ii) each such FSHCO, (y) the pledge by any Pledgor hereunder shall not include the Equity Interests of (i) a joint venture or other non-wholly-owned subsidiary to the extent that granting a security interest in or a Lien on such Equity Interests is not permitted by the governing documents of such joint venture or other non-wholly-owned subsidiary, and (ii) any Subsidiary not directly owned by such Pledgor and (z) subject to clause (y), each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Foreign Subsidiary that is a CFC at any time and from time to time acquired by such Pledgor, which Non-Voting Equity Interests shall not be subject to the limitations described in preceding clause (x). Notwithstanding the foregoing or anything to the contrary contained herein, no pledge or security interest is or will be granted pursuant to this Agreement in any right, title or interest of any Pledgor in, to or under the Excluded Collateral.

3.2 Procedures.

(a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, subject to the Intercreditor Agreement, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable) for the benefit of the Pledgee and the other Secured Creditors:

(i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall on the date hereof, with respect to any such Certificated Security held on the date hereof, and subject to Section 9.12 of the Credit Agreement, on or prior to the next Quarterly Update Date with respect to any Certificated Security acquired after the date hereof, physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank to the extent the interests represented by such Certificated Security are required to be pledged hereunder;

(ii) at any time when an Event of Default shall have occurred and be continuing, with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

(iii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), at any time any Event of Default under the Credit Agreement has occurred and is continuing, such Pledgor shall cause the issuer of such Uncertificated Security, promptly, upon the request of the Collateral Agent, to duly authorize, execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex A hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iv) [reserved]

(v) with respect to any Note (other than a Note which does not have a principal amount in excess of $1,000,000), such Pledgor shall on the date hereof, with respect to any Note held on the date hereof, and on or prior to the next Quarterly Update Date, with respect to any Note acquired after the date hereof, physically deliver such Note to the Pledgee, endorsed in blank or endorsed to the Pledgee; and

(vi) after the occurrence and during the continuance of an Event of Default, with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof, deposit of such cash in the Dominion Account or any other Deposit Account that is subject to a Deposit Account Control Agreement;

provided that, notwithstanding anything to the contrary contained in this Section 3.2(a), a Pledgor shall not be required to take the actions set forth in this Section with respect to any Equity Interests of a Person that is not a Subsidiary of such Pledgor to the extent the aggregate fair market value of all such Equity Interests does not exceed $1,000,000.

(b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

(i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that “control” of such Collateral is obtained and at all times held by the Pledgee, in each case to the extent otherwise required by this Agreement; and

(ii) each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code, covering all Collateral hereunder (with the form of such financing statements to be reasonably satisfactory to the Pledgee), to be filed in the relevant filing offices, so that at all times the Pledgee’s security interest in the Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

Notwithstanding anything to the contrary contained herein or in any other Credit Document, no Pledgor shall be required to take any action with respect to the creation or perfection of a security interest or Liens under foreign law with respect to any Collateral.

3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, (i) such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will thereafter take (or cause to be taken) all action, on or prior to the next Quarterly Update Date, with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder the Equity Interests of any FSHCO or Foreign Subsidiary at any time and from time to time after the date hereof acquired by such Pledgor, provided that (x) any such pledge of Voting Equity Interests of any FSHCO or Foreign Subsidiary that is a CFC shall be subject to the provisions of clauses (x) and (y) of the proviso to Section 3.1 hereof and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each FSHCO or Foreign Subsidiary at any time and from time to time acquired by such Pledgor.

3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral and if paid by any Secured Creditor, shall be reimbursed in accordance with the terms and provisions set forth in the Credit Agreement.

3.5 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Schedule 9(a) of the Perfection Certificate; (ii) the Equity Interests (and any warrants or options to purchase Equity Interests), in each case of any such Equity Interests in a Person that is not a Subsidiary of the Lead Borrower to the extent valued in excess of $1,000,000, held by such Pledgor consists of the number and type of shares of the Equity Interests (or warrants or options to purchase any Equity Interests) of the corporations as described in Schedule 9(b) of the Perfection Certificate; (iii) such Equity Interests referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding Equity Interests of the issuing corporation (or other applicable issuer) as is set forth in Schedule 9(b) of the Perfection Certificate; (iv) the Notes held by such Pledgor consist of the intercompany notes and the promissory notes described in Schedule 10 of the Perfection Certificatewhere such Pledgor is listed as the lender, in each case to the extent any such Note exceeds $1,000,000; (v) the Limited Liability Company Interests held by such Pledgor and required to be pledged hereunder consist of the number and type of interests of the Persons described in Schedule 9(a) and Schedule 9(b) of the Perfection Certificate; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Schedule 9(a) and Schedule 9(b) of the Perfection Certificate; (vii) the Partnership Interests held by such Pledgor and required to be pledged hereunder consist of the number and type of interests of the Persons described in Schedule 9(a) and Schedule 9(b) of the Perfection Certificate; (viii) each such Partnership Interest referenced in clause (viii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Schedule 9(a) and Schedule 9(b) of the Perfection Certificate; (ix) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof (to the extent applicable and required thereby) with respect to each item of Collateral described in Schedules 9(a), 9(b) and 10 of the Perfection Certificate; and (x) on the date hereof, such Pledgor owns no other Securities, Equity Interests, Notes, Limited Liability Company Interests or Partnership Interests which are required to be listed on such Schedules and pledged under Section 3.1 hereof.

4. Appointment of Sub-Agents. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral.

5. Voting, Etc., While No Event of Default. For greater certainty, unless and until there shall have occurred and be continuing any Event of Default under the Credit Agreement, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease at any time after the occurrence and during the continuance of an Event of Default and, except in the case of an Event of Default under Section 11.05 of the Credit Agreement, upon at least one Business Days’ prior written notice from the Pledgee of its intent to exercise its rights under this Agreement.

6. Dividends and Other Distributions. For greater certainty, except as permitted under the Credit Agreement, unless and until there shall have occurred and be continuing an Event of Default and, other than in the case of an Event of Default under Section 11.05 of the Credit Agreement, the Pledgee shall have given at least one Business Days’ prior written notice of its intent to exercise such rights to the Pledgor, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. While this Agreement is in effect, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral, in each case, to the extent otherwise required by this Agreement:

(i) all other or additional Equity Interests, Notes, Certificated Securities, Limited Liability Company Interests, Partnership Interests, Instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii) all other or additional Equity Interests, Notes, Certificated Securities, Limited Liability Company Interests, Partnership Interests, Instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists)) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii) all other or additional Equity Interests, Notes, Certificated Securities, Limited Liability Company Interests, Partnership Interests, Instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7. Remedies in Case of an Event of Default.

(a) If there shall have occurred and be continuing an Event of Default, then and in every such case, subject to the terms of the Intercreditor Agreement, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, with each Pledgor hereby agreeing that the rights set forth in clauses (i), (ii), (iii), (iv) and (vi) below are commercially reasonable:

(i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

(ii) to, upon at least one Business Day’s prior written notice, transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;

(iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

(iv) to, upon at least one Business Day’s prior written notice, vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and at such time or times, at such place or places and on such terms as the Pledgee may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable, provided at least 10 days’ prior written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

(vi) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

(b) It is understood and agreed that in respect of Collateral consisting of Uncertificated Securities, Partnership Interests and Limited Liability Company Interests subject of an agreement substantially in the form of Annex A and as described in Section 3.2(a)(ii), unless an Event of Default has occurred and is continuing, the Pledgee shall not deliver to the issuer of such Uncertificated Securities, Partnership Interests or Limited Liability Company Interests, as the case may be, a notice stating that the Pledgee is exercising exclusive control of such Uncertificated Securities, Partnership Interests or Limited Liability Company Interests, as the case may be, under, and as described in such respective agreement.

8. Remedies, Cumulative, Etc. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and, subject to Section 12(c) hereof, shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Security Agreement.

9. Application of Proceeds.

(a) Subject to the terms of the Intercreditor Agreement, all monies collected by the Pledgee upon any sale or other disposition of the Collateral as a result of the exercise of any remedies by the Pledgee after the occurrence and during the continuance of an Event of Default pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Credit Agreement.

(b) It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

10. Purchasers of Collateral. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11. Indemnity. The terms of Section 13.01 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

12. Pledgee Not A Partner or Member.

(a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

(b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

(c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

(d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

14. Further Assurances; Power-of-Attorney.

(a) To the extent otherwise required by this Agreement or the other Credit Documents, each Pledgor will, at its own expense and upon the reasonable request of the Pledgee, make, execute, endorse, acknowledge, file and/or deliver to the Pledgee from time to time such lists, descriptions and designations of its Collateral, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Pledgee deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral at least to the extent described in Section 3.

(b) Each Pledgor agrees to deliver to the Pledgee such financing statements, in form reasonably acceptable to the Pledgee, as the Pledgee may from time to time reasonably request to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and for the purpose of obtaining and preserving the full benefits of the other rights and security contemplated hereby at least to the extent described in Section 3. Each Pledgor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Pledgor hereby authorizes the Pledgee to file any such financing statements (and such authorization includes describing the Collateral as “all assets and all personal property whether now owned or hereafter acquired” of such Pledgor or words of similar effect).

(c) Subject to the terms of the Intercreditor Agreement, each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Pledgor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Pledgee may deem to be reasonably necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

15. The Pledgee as Collateral Agent. The Pledgee shall hold in accordance with this Agreement all items of Collateral at any time received under this Agreement. Until the occurrence and continuation of an Event of Default, the Pledgee shall not directly pledge any Collateral in its possession or control to secure its own debt. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article 12 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Article 12 of the Credit Agreement.

16. Transfer by the Pledgors. Except as permitted or not prohibited pursuant to the Credit Agreement, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

17. Representations, Warranties and Covenants of the Pledgors.

(a) Each Pledgor represents, warrants and, until the Termination Date, covenants as to itself and each of its Subsidiaries that:

(i) it is the legal, beneficial and (except as to Securities credited on the books of a Clearing Corporation or a Securities Intermediary) record owner of, and has good and valid title to, all of its Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no Lien or Adverse Claim except the Liens and security interests created by this Agreement and Permitted Liens);

(ii) it has full power and authority to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, subject to (A) the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law) and (B) as it relates to the pledge of any Equity Interests of any Foreign Corporations (including any Foreign Subsidiaries of the Lead Borrower), the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors’ rights;

(iv) except as would not reasonably be expected to have a Material Adverse Effect, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no material consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor (except for (x) those that have otherwise been obtained or made on or prior to the Closing Date and which remain in full force and effect on the Closing Date and (y) filings which are necessary to perfect the security interests created under the this Agreement) in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor, (c) the filing of any financing statements, the perfection or enforceability of the Pledgee’s security interest in such Pledgor’s Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

(v) neither the execution, delivery or performance by such Pledgor of this Agreement, or any other Secured Debt Agreement to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, domestic or foreign, applicable to such Pledgor, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents and Permitted Liens) upon any of the properties or assets of any such Pledgor or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which such Pledgor or any of its Restricted Subsidiaries is a party or by which it or any of its properties or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect); or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of such Pledgor or any of its Restricted Subsidiaries.

(vi) all of such Pledgor’s Collateral (consisting of Securities, Limited Liability Company Interests and Partnership Interests issued by any Pledgor or any Subsidiary of any Pledgor) has been duly and validly issued, is fully paid and non-assessable (other than any assessment on the shareholders of the applicable issuer that may be imposed as a matter of law) and is subject to no options to purchase or similar rights except as set forth on Schedule 9(a) or 9(b) of the Perfection Certificate;

(vii) except as would not reasonably be expected to have a Material Adverse Effect, each of such Pledgor’s Pledged Notes issued by any Pledgor or any Subsidiary of any Pledgor constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

(viii) the pledge, collateral assignment and delivery to the Pledgee of such Pledgor’s Collateral consisting of Certificated Securities and Pledged Notes consisting of Instruments pursuant to this Agreement and the continued possession thereof by the Pledgee or an Affiliate creates a valid and perfected security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, having the priority specified in the Intercreditor Agreement, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than Permitted Liens) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

(ix) to the extent required by Section 3.2, the Pledgor shall have taken all steps in its control so that the Pledgee may obtain “control” (as defined in Section 8-106 of the UCC) over all of such Pledgor’s Collateral consisting of Securities (including, without limitation, Notes that are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with “control” of such Collateral has not yet arisen under this Agreement; provided that in the case of the Pledgee obtaining “control” over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains “control” over such Security Entitlement.

(b) Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to such Pledgor’s Collateral (whether now owned or hereinafter acquired) and the proceeds thereof against the claims and demands of all persons whomsoever (other than Permitted Liens).

18. [Reserved].

19. Pledgors’ Obligations Absolute, Etc. To the maximum extent permitted by applicable law, the obligations of each Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Pledgor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

20. Sale of Collateral Without Registration. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities or Equity Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree, among other things, that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

21. Termination; Release.

(a) On the Termination Date (as defined below), this Agreement shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgors (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of such Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee or any of its sub-agents hereunder and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii). As used in this Agreement, “Termination Date” shall mean the date upon which the Aggregate Commitments under the Credit Agreement have been terminated and all Obligations have been paid in full, no Note under the Credit Agreement is outstanding and all Revolving Loans and LC Disbursements thereunder have been repaid in full and all Letters of Credit have expired or otherwise terminated (other than (x) contingent indemnification obligations, (y) Letters of Credit which have been Cash Collateralized or backstopped on terms reasonably satisfactory to the Administrative Agent and (z) obligations and liabilities under any agreement governing the Secured Bank Product Obligations not then due and payable pursuant to Section 11.11 of the Credit Agreement).

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) in connection with a sale or disposition permitted by Section 10.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement, to the extent required to be so applied, the security interest created hereby will be automatically released and the Pledgee will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith at the request and expense of such Pledgor and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereof, such sub-agent) and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Pledgor (and the Collateral at such time assigned by the respective Pledgor pursuant hereto) shall be released from this Agreement.

(c) At any time that any Pledgor desires that the Pledgee take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 20(a) or (b), such Pledgor shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by a Responsible Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 20(a) or (b) hereof.

(d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 20.

22. Notices, Etc.

(a) Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered in accordance with Section 13.03 of the Credit Agreement. All notices and other communications shall be in writing and addressed as follows:

(i) if to any Pledgor, at:

PAE Holding Corporation

c/o Platinum Equity, LLC

360 North Crescent Drive

Beverly Hills, CA 90210

Facsimile: (310) 712-1863

Attention: Legal Department

(ii) if to the Pledgee, at:

Bank of America, N.A.

1600 JFK Boulevard, 11th Floor

Philadelphia, PA 19103

Attention: Kevin Corcoran

Telephone No.: (267)-675-0162

Email: kevin.w.corcoran@baml.com

(iii) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement, or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement; and

(iv) if to any Guaranteed Creditor, at such address as such Guaranteed Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

(b) [reserved]

23. Waiver; Amendment. Except as provided in Sections 30 and 32 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the Security Agreement.

24. Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 20, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and permitted assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

25. Headings Descriptive. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

26. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT (EXCEPT THAT, (X) IN THE CASE OF ANY COLLATERAL LOCATED IN ANY STATE OTHER THAN NEW YORK, PROCEEDINGS MAY BE BROUGHT BY THE ADMINISTRATIVE AGENT OR PLEDGEE IN THE STATE IN WHICH THE RELEVANT COLLATERAL IS LOCATED OR ANY OTHER RELEVANT JURISDICTION AND (Y) IN THE CASE OF ANY BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING, WITH RESPECT TO ANY PLEDGOR, ACTIONS OR PROCEEDINGS RELATED TO THIS AGREEMENT MAY BE BROUGHT IN SUCH COURT HOLDING SUCH BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS) MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER IT. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY, AS THE CASE MAY BE, AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 21 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER SUCH PARTY IN ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

27. Pledgor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgor’s possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.

28. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee. Delivery of an executed signature page to this Agreement by facsimile, PDF or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Agreement.

29. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

30. [Reserved].

31. Additional Pledgors. It is understood and agreed that any Subsidiary Guarantor that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Pledgor hereunder by executing and delivering to the Pledgee a joinder agreement substantially in the form of Exhibit A attached hereto and taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

32. Limited Obligations. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought.

Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in the Subsidiaries Guaranty.

33. Release of Pledgors. If at any time all of the Equity Interests of any Pledgor owned by the Lead Borrower or any of its Subsidiaries are sold (to a Person other than a Credit Party) in a transaction permitted pursuant to the Credit Agreement, then, such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed to execute and deliver such instruments of release as are reasonably satisfactory to it. At any time that the Lead Borrower desires that the Pledgee take any action in accordance with this Section 32, the Lead Borrower shall deliver to the Pledgee a certificate signed by a Responsible Officer of the Lead Borrower stating that the release of such Pledgor is permitted pursuant to this Section 32.

33. Intercreditor Agreement. This Agreement and the other Credit Documents are subject to the terms and conditions set forth in the Intercreditor Agreement in all respects and, in the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of Intercreditor Agreement shall govern. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Pledgee pursuant to any Credit Document and the exercise of any right or remedy in respect of the Collateral by the Pledgee (or any Secured Creditor) hereunder or under any other Credit Document are subject to the provisions of the Intercreditor Agreement and in the event of any conflict between the terms of the Intercreditor Agreement, this Agreement and any other Credit Document, the terms of the Intercreditor Agreement shall govern and control with respect to the exercise of any such right or remedy. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, no Credit Party shall be required hereunder or under any Credit Document to take any action with respect to the Collateral that is inconsistent with such Credit Parties’ obligations under the Intercreditor Agreement. Prior to the Discharge of Fixed Asset Obligations (as defined in the Intercreditor Agreement), the delivery or granting of “control” (as defined in the UCC) to the extent only one Person can be granted “control” therein under applicable law of any Fixed Asset Collateral (as defined in the Intercreditor Agreement) to the collateral agent under the Term Loan Credit Agreement pursuant to the terms of the Fixed Asset Collateral Documents (as defined in the Intercreditor Agreement) shall satisfy any such delivery or granting of “control” requirement hereunder or under any other Credit Document with respect to any Fixed Asset Collateral to the extent that such delivery or granting of “control” is consistent with the terms of the Intercreditor Agreement.

* * * *

IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

SHAY INTERMEDIATE HOLDING II
CORPORATION, as a Pledgor

By:	/s/ Mary Ann Sigler
	Name:	Mary Ann Sigler
	Title:	President and Treasurer

PAE HOLDING CORPORATION, as a Pledgor

By:	/s/ Paul W. Cobb, Jr.
	Name:	Paul W. Cobb, Jr.
	Title:	Vice President

PACIFIC ARCHITECTS AND ENGINEERS INCORPORATED, as a Pledgor

By:	/s/ Richard Kirk von Seelen
	Name:	Richard Kirk von Seelen
	Title:	Vice President

PAE GOVERNMENT SERVICES, INC., as a Pledgor

By:	/s/ Richard Kirk von Seelen
	Name:	Richard Kirk von Seelen
	Title:	Treasurer

PACIFIC OPERATION MAINTENANCE COMPANY, as a Pledgor

By:	/s/ Richard Kirk von Seelen
	Name:	Richard Kirk von Seelen
	Title:	Treasurer

[PAE – Signature Page to Pledge Agreement (ABL)]

PAE DESIGN AND FACILITY MANAGEMENT, as a Pledgor

By:	/s/ Richard Kirk von Seelen
	Name:	Richard Kirk von Seelen
	Title:	Treasurer

PAE PROFESSIONAL SERVICES, INC., as a Pledgor

By:	/s/ Stephanie Finn
	Name:	Stephanie Finn
	Title:	Assistant Secretary

PAE LABAT-ANDERSON INCORPORATED, as a Pledgor

By:	/s/ Stephanie Finn
	Name:	Stephanie Finn
	Title:	Assistant Secretary

A-T SOLUTIONS, INC., as a Pledgor

By:	/s/ Richard Kirk von Seelen
	Name:	Richard Kirk von Seelen
	Title:	Treasurer

PAE JUSTICE SUPPORT, as a Pledgor

By:	/s/ Stephanie Finn
	Name:	Stephanie Finn
	Title:	Assistant Secretary

[PAE – Signature Page to Pledge Agreement (ABL)]

DEFENSE SUPPORT SERVICES INTERNATIONAL 3 LLC, as a Pledgor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

PAE TRAINING SERVICES, LLC, as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE HUMANITARIAN RESPONSE LLC, as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

DEFENSE SUPPORT SERVICES INTERNATIONAL, LLC, as a Pledgor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

DEFENSE SUPPORT SERVICES INTERNATIONAL 2 LLC, as a Pledgor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

[PAE – Signature Page to Pledge Agreement (ABL)]

PAE AVIATION AND TECHNICAL SERVICES LLC, as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE APPLIED TECHNOLOGIES LLC, as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE HANFORD LLC, as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

DYNCORP, as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE SHIELD ACQUISITION COMPANY, INC., as a Pledgor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

[PAE – Signature Page to Pledge Agreement (ABL)]

A-T SOLUTIONS CORPORATE HOLDINGS PRIME, INC., as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

A-T SOLUTIONS CORPORATE HOLDINGS, INC., as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

A-T SOLUTIONS HOLDINGS, INC., as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE INTERNATIONAL, as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

AFGHAN HOLDCO LLC, as a Pledgor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

[PAE – Signature Page to Pledge Agreement (ABL)]

PAE LOGISTICS LLC, as a Pledgor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

ACCELLIGENCE LLC, as a Pledgor

By: A-T SOLUTIONS, INC., its sole member

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

[PAE – Signature Page to Pledge Agreement (ABL)]

Accepted and Agreed to:

BANK OF AMERICA, N.A.,
as Collateral Agent and Pledgee

By:	/s/ James Foley
Name: James Foley
Title: Senior Vice President

[PAE – Signature Page to Pledge Agreement (ABL)]

ANNEX A

to

ABL PLEDGE AGREEMENT

Form of Agreement Regarding Uncertificated Securities, Limited Liability

Company Interests and Partnership Interests

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of [                     , 20    ], among the undersigned pledgor (the “Pledgor”), [                        ], not in its individual capacity but solely as Collateral Agent (the “Pledgee”), and [                        ], as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”). Except as otherwise defined herein, all capitalized terms used herein and defined in the Pledge Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into an ABL Pledge Agreement, dated as of October 20, 2016 (as amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to certain [“uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”)] [Partnership Interests (as defined in the Pledge Agreement)] [Limited Liability Company Interests (as defined in the Pledge Agreement)], from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

2. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

Bank of America, N.A.

1600 JFK Boulevard, 11th Floor

Philadelphia, PA 19103

Attention: Kevin Corcoran

Telephone No.: (267)-675-0162

Email: kevin.w.corcoran@baml.com

3. Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests and until the Pledgee shall have delivered written notice to the Issuer that the Termination Date has occurred and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

4. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

(a)	if to the Pledgor, at:

________________________

________________________

________________________

(b)	if to the Pledgee, at the address given in Section 4 hereof;

(c)	if to the Issuer, at:

______________________

______________________

______________________

or at such other address as shall have been furnished in writing by any person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

5. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and permitted assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7. The rights and powers granted herein to the Pledgee have been granted in order to perfect its security interest in the Issuer Pledged Interests. This Agreement shall continue in effect until the security interest of the Pledgee in the Issuer Pledged Interests has been terminated and the Pledgee has notified the Issuer of such termination in writing. Upon receipt of such notice the obligations of Issuer pursuant to this Agreement with respect to the Issuer Pledged Interests after the receipt of such notice shall terminate, the Pledgee shall have no further right to originate instructions concerning the Issuer Pledged Interests and the Issuer may thereafter take such steps as the Pledgor may request to vest full ownership and control of the Issuer Pledged Interests in the Pledgor. The Pledgor may only terminate this Agreement with the written consent of the Pledgee; provided that, by giving such notice with the Pledgee’s written consent, both the Pledgor and the Pledgee acknowledge that they will thereby be confirming that, as of the termination date set forth in such notice, the Pledgee will no longer have a perfected security interest in the Issuer Pledged Interests via control pursuant to this Agreement. Subject to the foregoing, this Agreement automatically terminates when the Pledgee notifies the Issuer that all obligations owed to the Pledgee have been paid in full and the Pledgee has terminated its security interest in the Issuer Pledged Interests.

8. This Agreement is subject to the terms and conditions set forth in the Intercreditor Agreement (as defined in the Credit Agreement) in all respects and, in the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of Intercreditor Agreement shall govern.

IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[________], as Pledgor

By:
Name:
Title:

BANK OF AMERICA, N.A., not in its individual capacity but solely as Collateral Agent and Pledgee

By:
Name:
Title:

[________], as the Issuer

By:
Name:
Title:

EXHIBIT A

TO

ABL PLEDGE AGREEMENT

[FORM OF]

JOINDER AGREEMENT

Reference is made to the ABL Pledge Agreement, dated as of October 20, 2016 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Pledge Agreement”), among Shay Intermediate Holding II Corporation, a Delaware corporation (“Holdings”), PAE Holding Corporation, a Delaware corporation (the “Lead Borrower”), certain subsidiaries of the Lead Borrower (together with the Lead Borrower, the “Borrowers”), the other pledgors party thereto from time to time (together with Holdings and the Borrowers, the “Pledgors”) and Bank of America, N.A., as collateral agent (together with any successor collateral agent, the “Pledgee”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

W I T N E S S E T H:

WHEREAS, the Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Revolving Loans to, and issue Letters of Credit to, the Borrowers and the Other Creditors to enter into Secured Bank Product Obligations with the Lead Borrower and/or one or more of its Subsidiaries;

WHEREAS, the undersigned Subsidiary (the “New Pledgor”) is required pursuant to the terms of the Credit Agreement and the Pledge Agreement, or the Lead Borrower has otherwise elected in accordance with the terms of the Credit Agreement and the Pledge Agreement to cause such New Pledgor, to become a Pledgor by executing this joinder agreement (this “Joinder Agreement”) to the Pledge Agreement;

NOW, THEREFORE, the New Pledgor and the Pledgee for the benefit of the Secured Creditors hereby agree as follows:

1. Pledge of Securities. In accordance with Section 30 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor. As security for the prompt and complete payment or performance, as the case may be, when due of all of the Obligations, the New Pledgor does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Pledgor in, to and under all of its Collateral, in each case whether now existing or hereafter from time to time acquired (but excluding any Excluded Collateral)

2. Representations and Warranties. The New Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a Pledgor in the Pledge Agreement shall, from and after the date hereof, be deemed to include the New Pledgor.

3. Certain Representations and Warranties Regarding the Collateral. The New Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such New Pledgor, and the direct ownership thereof, is listed in Schedule 9(a) of the Perfection Certificate delivered in connection with this Joinder Agreement (the “Perfection Certificate”); (ii) the Equity Interests (and any warrants or options to purchase Equity Interests), in each case of any such Equity Interests in a Person that is not a Subsidiary of the Lead Borrower to the extent valued in excess of $1,000,000, held by such New Pledgor consists of the number and type of shares of the Equity Interests (or warrants or options to purchase any Equity Interests) of the corporations as described in Schedule 9(b) of the Perfection Certificate; (iii) such Equity Interests referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding Equity Interests of the issuing corporation (or other applicable issuer) as is set forth in Schedule 9(b) of the Perfection Certificate; (iv) the Notes held by such New Pledgor consist of the intercompany notes and the promissory notes described in Schedule 10 of the Perfection Certificate where such Pledgor is listed as the lender, in each case to the extent any such Note exceeds $1,000,000; (v) the Limited Liability Company Interests held by such New Pledgor and required to be pledged hereunder consist of the number and type of interests of the Persons described in Schedule 9(a) and Schedule 9(b) of the Perfection Certificate; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Schedule 9(a) and Schedule 9(b) of the Perfection Certificate; (vii) the Partnership Interests held by such New Pledgor and required to be pledged hereunder consist of the number and type of interests of the Persons described in Schedule 9(a) and Schedule 9(b) of the Perfection Certificate; (viii) each such Partnership Interest referenced in clause (viii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Schedule 9(a) and Schedule 9(b) of the Perfection Certificate; (ix) the New Pledgor has complied with the respective procedure set forth in Section 3.2(a) of the Pledge Agreement (to the extent applicable and required thereby) with respect to each item of Collateral described in Schedules 9(a), 9(b) and 10 of the Perfection Certificate; and (x) on the date hereof, such Pledgor owns no other Securities, Equity Interests, Notes, Limited Liability Company Interests or Partnership Interests which are required to be listed on such Schedules and pledged under Section 3.1 of the Pledge Agreement.

4. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile, PDF or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

6. No Waiver. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

7. Notices. All notices, requests and demands to or upon the New Pledgor, any Pledgor or the Pledgee shall be governed by the terms of Section 21 of the Pledge Agreement.

8. Governing Law. THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

[ ],

as a Pledgor

By:
Title:

Accepted and Agreed:

BANK OF AMERICA, N.A.,

not in its individual capacity but solely as Collateral Agent and Pledgee

By:
Name:
Title: